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                                                                    EXHIBIT 10.2

                  AMENDMENT TO BRIDGE AGREEMENT BETWEEN ALLIED
              AUTOMOTIVE GROUP, INC. AND GENERAL MOTORS CORPORATION
                             DATED SEPTEMBER 6, 2001

         This Amendment to Bridge Agreement (the "Amendment") is dated effective as of September 6, 2001.

         WHEREAS, Allied Automotive Group, Inc. ("Allied" or "AAG") and General Motors Corporation ("GM") are parties to that certain Bridge Agreement dated September 29, 2000 and Master Transportation Agreement dated as of October 1, 1997 (collectively, the "Agreement"); and

         WHEREAS, the parties desire to amend the Agreement effective September 6, 2001;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. The Agreement is amended to provide that the Agreement will continue in full force and effect for a period of thirty (30) months from September 6, 2001 as to both the Core Region and the balance in the United States and Canada. Should the parties thereafter continue to operate under the Agreement, it will continue from month to month until terminated by either party upon not less than thirty (30) days prior written notice to the other.

2. The Agreement is amended to provide that Allied will charge GM, and GM will pay Allied, for the services contemplated by the Agreement, the rates, charges and surcharges currently contemplated by the Agreement and in accordance with current practices, and the Administrative Processing Fee as set forth in this Amendment.

3. The Agreement is amended to provide that GM agrees not to resource any business currently conducted by AAG during the thirty (30) month period of this Agreement, subject to performance by AAG under the Agreement.

4. The Agreement is amended to provide that GM agrees to return the [XXX] to [XXX] lane of traffic to AAG [XXX].

5. The Agreement is amended to provide that Allied agrees to consider GM proposals for Allied's car fleet up to 70% of the fleet.

6. The Agreement is amended to provide that GM agrees to pay Administrative Processing Fee to Allied on the following rates and terms:

         [XXX]             [XXX]                              [XXX]
                           [XXX]                              [XXX]
                           [XXX]                              [XXX]

7. The parties agree that the terms of both the Agreement and this Amendment are confidential.

8. Except as amended hereby, the Agreement shall remain in full force and effect.


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         IN WITNESS WHEREOF, the undersigned have affixed their hands and seals as of the 6th day of September, 2001.



GENERAL MOTORS CORPORATION                  ALLIED AUTOMOTIVE GROUP, INC.



By:                                         By:
   -------------------------------             ---------------------------------
Title:                                      Title:
      ----------------------------                ------------------------------


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[XXX]    Represents material deleted per the Company's request for Confidential
         Treatment and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.